UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 12, 2020

DELTA APPAREL, INC.

(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Large accelerated filer	Accelerated filer	Non-accelerated filer	Smaller reporting company	Emerging growth company
☐	☒	☐	☒	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	DLA	NYSE American

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2020 annual meeting of shareholders of Delta Apparel, Inc. (the “Company”) held on February 6, 2020 (the “Annual Meeting”), the Company’s shareholders approved the Delta Apparel, Inc. 2020 Stock Plan (the “2020 Stock Plan”). The 2020 Stock Plan had been previously approved by the board of directors of the Company (the “Board”), subject to approval by the Company’s shareholders at the Annual Meeting.

The Board approved the 2020 Stock Plan to replace the Company’s previous equity compensation plan, the Delta Apparel, Inc. 2010 Stock Plan (the “Prior Plan”), which was scheduled to expire by its terms on September 14, 2020. The 2020 Stock Plan is substantially similar in both form and substance to the Prior Plan. The purpose of the 2020 Stock Plan is to continue to afford the Board and its compensation committee the ability to offer a variety of compensatory awards designed to enhance the Company’s long-term success by encouraging stock ownership among its executives, key employees and directors. The Prior Plan terminated and the 2020 Stock Plan became effective as of the date of shareholder approval of the 2020 Stock Plan.

A more detailed summary of the 2020 Stock Plan can be found in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on December 17, 2019 (the “Proxy Statement”), under the heading “Proposal No. 3: Approval of Delta Apparel, Inc. 2020 Stock Plan.” The foregoing and the summary of the 2020 Stock Plan in the Proxy Statement are not complete and are qualified in their entirety by reference to the full text of the 2020 Stock Plan, which is included as Exhibit 1 to the Proxy Statement and incorporated herein by reference as Exhibit 10.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company received proxies totaling 86.9% of its issued and outstanding shares of common stock, representing 6,073,837 shares of common stock, as of the record date. At the Annual Meeting, the shareholders voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 13, 2019, and the results of the voting are presented below.

		For	Withheld	Broker Non-Vote
1	Election of Directors
	Anita D. Britt	5,042,581	130,131	901,125
	J. Bradley Campbell	5,042,602	130,110	901,125
	Dr. G. Jay Gogue	5,041,173	131,539	901,125
	Robert W. Humphreys	5,043,944	128,768	901,125
	Robert E. Staton, Sr.	5,043,624	129,088	901,125
	A. Alexander Taylor, II	5,042,429	130,283	901,125
	David G. Whalen	5,042,484	130,228	901,125
	Glenda E. Hood	5,047,948	124,764	901,125

Each of the director nominees was elected, by the above-indicated votes, to serve on the Delta Apparel, Inc. Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified.

		For	Against	Abstain	Broker Non-Vote
2	Approval of Executive Compensation on an Advisory Basis	5,149,413	11,371	11,928	901,125

 The compensation of the Company's named executive officers was approved, on an advisory basis, by the above-indicated votes.

		For	Against	Abstain	Broker Non-Vote
3	Approval of Delta Apparel, Inc. 2020 Stock Plan	4,919,952	244,722	8,038	901,125

The Delta Apparel, Inc. 2020 Stock Plan was approved by the above-indicated votes.

		For	Against	Abstain	Broker Non-Vote
4	Ratification of the Appointment of Ernst & Young, LLP as Independent Registered Public Accounting Firm for Fiscal Year 2020	6,059,076	3,424	11,337	0

Ernst & Young LLP was ratified as the Company's independent registered public accounting firm for the Company's 2020 fiscal year by the above-indicated votes.

Item 9.01.  Financial Statements and Exhibits.

         (d)  Exhibits

Exhibit No.	Description

10.1	Delta Apparel, Inc. 2020 Stock Plan (incorporated by reference to Exhibit 1 to the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 17, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	February 12, 2020	/s/ Deborah H. Merrill
Deborah H. Merrill
Chief Financial Officer and President, Delta Group